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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 22, 2014
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Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02.	Termination of a Material Definitive Agreement.
On December 22, 2014, Realogy Group LLC (“Realogy Group”), an indirect wholly owned subsidiary of Realogy Holdings Corp. (“Realogy Holdings”), redeemed the approximately $332 million aggregate principal amount of outstanding 7.875% Senior Secured Notes due 2019 (the “7.875% Senior Secured Notes”) in accordance with the terms and provisions of the indenture governing the 7.875% Senior Secured Notes, dated as of February 3, 2011 (as supplemented, the “7.875% Senior Secured Notes Indenture”), among Realogy Group, Realogy Holdings, Realogy Co-Issuer Corp., as co-issuer, the subsidiary guarantors party thereto, and The Bank of New York Mellon Trust Company, N.A. as trustee, at a redemption price equal to 100% of the principal amount of each such 7.875% Senior Secured Note, plus the Applicable Premium (as defined in the 7.875% Senior Secured Notes Indenture), or 104.986318%, together with accrued and unpaid interest.  In connection with the redemption of the 7.875% Senior Secured Notes, Realogy Group paid total consideration of approximately $358 million, which included the applicable redemption premium and accrued and unpaid interest. Immediately following such redemption, Realogy Group cancelled the 7.875% Senior Secured Notes and discharged the 7.875% Senior Secured Notes Indenture in accordance with its terms.
Realogy Group utilized the net proceeds from the offering of the 5.250% Senior Notes due 2021 consummated in November 2014, together with cash on hand, to redeem the 7.875% Senior Secured Notes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY HOLDINGS CORP.

By:	/s/ ANTHONY E. HULL
Anthony E. Hull, Executive Vice President, Chief Financial Officer and Treasurer
Date: December 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY GROUP LLC

By:	/s/ ANTHONY E. HULL
Anthony E. Hull, Executive Vice President, Chief Financial Officer and Treasurer
Date: December 22, 2014